
                                                  ALL FHA/VA LOANS

                                                 Portfolio Summary Report
                                             Prepared by Goldman, Sachs & Co.
-------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                               Loans Principal Balan   CurrWAC    NETWAC    St  WAM    Am WAM    St Age
-------------------------------------------------------------------------------------------------------------------------------
0001 Remic Eligible          , FIX                     1,573 $143,900,033.63     6.999     6.550     304.12    301.41     47.52
-------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                         1,573 $143,900,033.63
-------------------------------------------------------------------------------------------------------------------------------


Project:              ALL FHA/VA LOANS
Remic                  Remic Eligible
  Armflag               FIX



 ______________________________________________________________________________________________________________________________
|Loans|Principal Balan|  CurrWAC|   NETWAC| Orig WAM|   St WAM|   Am WAM| St Age|     OLTV|   FICO|   Margin| Max Rate|    MTR|
|-----|---------------|---------|---------|---------|---------|---------|-------|---------|-------|---------|---------|-------
|1,573|$143,900,033.63|    6.999|    6.550|   346.35|   304.12|   301.41|  47.52|    97.39| 625.20|      .  |      .  |    .  |
|-----|---------------|---------|---------|---------|---------|---------|-------|---------|-------|---------|---------|-------

_____________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |
|---------------------|-------------------------|---------------------|---------------------|
|6.00 - 6.249%    0.07|   $0.00-$ 25,000    0.38|73 - 84 Mths     0.03|61 - 72 Mths     0.10|
|6.25 - 6.49%     0.60|  $25,001-$ 50,000   4.24|97 - 108 Mths    0.04|73 - 84 Mths     1.42|
|6.50 - 6.99%    20.17|  $50,001-$ 75,000  15.88|109 - 120 Mths   0.03|97 - 108 Mths    0.18|
|7.00 - 7.49%    70.41|  $75,001-$100,000  26.63|121 - 180 Mths   4.20|109 - 120 Mths   0.05|
|7.50 - 7.749%    8.76| $100,001-$120,000  20.13|181 - 240 Mths   0.79|121 - 180 Mths   2.56|
|                     | $120,001-$140,000  15.23|241 - 300 Mths   2.87|181 - 240 Mths   0.90|
|                     | $140,001-$160,000   7.83|301 - 360 Mths  92.03|241 - 300 Mths  16.25|
|                     | $160,001-$180,000   4.91|                     |301 - 360 Mths  78.55|
|                     | $180,001-$200,000   3.57|                     |                     |
|                     | $200,001-$250,000   1.03|                     |                     |
|                     | $250,001-$300,000   0.17|                     |                     |
|                     |                         |                     |                     |
|                     |                         |                     |                     |
|                     |                         |                     |                     |
|                     |                         |                     |                     |
|                     |                         |                     |                     |
|---------------------|-------------------------|---------------------|---------------------|

_________________________________________________________________
|AM WAM                 |Age                 |Delinquency       |
|-----------------------|--------------------|------------------|
|37 - 48 Mths       0.01|1 - 6 Mths      0.51|  Cu         52.15|
|49 - 60 Mths       0.01|7 - 12 Mths     4.90| 30          37.09|
|61 - 72 Mths       0.42|13 - 24 Mths   18.12| 60           7.23|
|73 - 84 Mths       1.07|25 - 36 Mths    1.69| 90           2.28|
|85 - 96 Mths       0.02|37 - 48 Mths   41.61|120           0.92|
|97 - 108 Mths      0.22|49 - 60 Mths   14.79|150           0.33|
|121 - 180 Mths     2.61|61 - 72 Mths    1.35|                  |
|181 - 240 Mths     2.01|73 - 84 Mths    4.30|                  |
|241 - 300 Mths    17.69|85 - 96 Mths    0.25|                  |
|301 - 360 Mths    75.94|97 - 108 Mths  10.40|                  |
|                       |109 - 120 Mth   2.01|                  |
|                       |121 - 180 Mth   0.06|                  |
|                       |                    |                  |
|                       |                    |                  |
|                       |                    |                  |
|                       |                    |                  |
|-----------------------|--------------------|------------------|


 _____________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|-------------------------|------------|----------------------|
|California           8.92|22554   0.54| Missing          6.93|
|Texas                8.38|85296   0.46| 0.01-70.00%      1.22|
|Maryland             6.44|43068   0.38| 70.01-75.00%     0.39|
|Florida              6.13|87124   0.37| 75.01-80.00%     1.08|
|Virginia             5.83|84084   0.37| 80.01-85.00%     2.50|
|North Carolina       5.41|20706   0.34| 85.01-90.00%     5.76|
|Arizona              5.17|20603   0.33| 90.01-95.00%     9.06|
|Washington           4.74|23434   0.33| 95.01-97.00%     6.04|
|Georgia              4.27|78660   0.32| 97.01-100.00%   41.45|
|Ohio                 3.41|92584   0.31|100.01-103.00%   18.02|
|Minnesota            2.93|23456   0.29|103.01-105.00%    2.91|
|Illinois             2.90|27407   0.28|105.01-110.00%    3.85|
|Pennsylvania         2.88|92833   0.27|110.01-115.00%    0.53|
|*More*              32.58|*More* 95.42|*More*            0.26|
|-------------------------|------------|----------------------|
 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|----------------------------|-----------------|
|FHA                    65.70|FIX        100.00|
|VA                     34.30|                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|----------------------------|-----------------|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|------------|------------|-------------------------|
|  0     8.93|  0     7.68|ABN/ATLANTIC        18.70|
|  1     4.55|  1     0.31|COMMERCIAL FED       0.06|
|  2    13.97|  2     0.62|FLEET                0.04|
|  3    28.60|  3     1.64|WELLS FARGO         79.58|
|  4    30.45|  4     4.62|WILSHIRE             1.63|
|  5     9.41|  5    17.35|                         |
|  6     3.70|  6    30.98|                         |
|  7     0.07|  7    21.30|                         |
|  8     0.23|  8    11.09|                         |
|  9     0.09|  9     3.46|                         |
|            | 10     0.45|                         |
|            |*More*  0.50|                         |
|------------|------------|-------------------------|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                               ALL FHA/VA LOANS
                           Portfolio Summary Report
                       Prepared by Goldman, Sachs & Co.
____________________________________________________________________________________________________________________________________
Pg   Pool Classification                         Loans Principal Balan   CurrWAC    NETWAC    St WAM    Am WAM    St Age
____________________________________________________________________________________________________________________________________
0001 Remic Eligible                              3,259 $252,854,187.28     8.050     7.600    297.34    293.84     59.38
____________________________________________________________________________________________________________________________________
*** TOTALS ***                                   3,259 $252,854,187.28
____________________________________________________________________________________________________________________________________

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              ALL FHA/VA LOANS
Remic                  Remic Eligible

|Loans|Principal Balan|  CurrWAC|   NETWAC| Orig WAM|   St WAM|   Am WAM|   St Age|     OLTV|     FICO|   Margin| Max Rate|     MTR|
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|________|
|3,259|$252,854,187.28|    8.050|    7.600|   353.36|   297.34|   293.84|    59.38|    98.14|   621.61|     2.56|    11.52|    6.23|
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|________|

_____________________________________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |AM WAM                 |
|_____________________|_________________________|_____________________|_____________________|_______________________|
|4.00 - 5.999%    0.40|   $0.00-$ 25,000    0.88|85 - 96 Mths     0.02|7 - 12 Mths      0.00|7 - 12 Mths        0.00|
|6.00 - 6.249%    0.03|  $25,001-$ 50,000   9.64|121 - 180 Mths   1.43|13 - 24 Mths     0.00|13 - 24 Mths       0.01|
|6.25 - 6.49%     0.30|  $50,001-$ 75,000  24.80|181 - 240 Mths   1.45|25 - 36 Mths     0.01|25 - 36 Mths       0.01|
|6.50 - 6.99%     2.06|  $75,001-$100,000  23.28|241 - 300 Mths   1.93|37 - 48 Mths     0.02|37 - 48 Mths       0.05|
|7.00 - 7.49%     0.87| $100,001-$120,000  16.18|301 - 360 Mths  95.17|49 - 60 Mths     0.09|49 - 60 Mths       0.11|
|7.50 - 7.749%   31.88| $120,001-$140,000  11.89|                     |61 - 72 Mths     0.27|61 - 72 Mths       0.34|
|7.75 - 7.99%     5.41| $140,001-$160,000   6.75|                     |73 - 84 Mths     0.33|73 - 84 Mths       0.31|
|8.00 - 8.49%    27.96| $160,001-$180,000   3.60|                     |85 - 96 Mths     0.21|85 - 96 Mths       0.17|
|8.50 - 8.99%    21.24| $180,001-$200,000   1.63|                     |97 - 108 Mths    0.13|97 - 108 Mths      0.20|
|9.00 - 9.49%     5.39| $200,001-$250,000   0.68|                     |109 - 120 Mths   0.33|109 - 120 Mths     0.25|
|9.50 - 9.99%     2.65| $250,001-$300,000   0.52|                     |121 - 180 Mths   1.92|121 - 180 Mths     2.13|
|10.00 - 10.49%   0.96| $350,001-$400,000   0.15|                     |181 - 240 Mths   5.13|181 - 240 Mths     6.78|
|10.5  - 10.99%   0.47|                         |                     |241 - 300 Mths  32.94|241 - 300 Mths    34.18|
|11.00 - 11.49%   0.06|                         |                     |301 - 360 Mths  58.61|301 - 360 Mths    55.47|
|11.50 - 11.99%   0.12|                         |                     |                     |                       |
|*More*           0.18|                         |                     |                     |                       |
|_____________________|_________________________|_____________________|_____________________|_______________________|

(TABLE CONTINUED)

_______________________________________________________________
|Current Rate         |Age                 |Delinquency       |
|_____________________|____________________|__________________|
|4.00 - 5.999%    0.40|1 - 6 Mths      0.08|  Cu         46.52|
|6.00 - 6.249%    0.03|7 - 12 Mths     2.25| 30          39.66|
|6.25 - 6.49%     0.30|13 - 24 Mths   15.78| 60           8.24|
|6.50 - 6.99%     2.06|25 - 36 Mths   18.33| 90           3.98|
|7.00 - 7.49%     0.87|37 - 48 Mths   11.75|120           1.14|
|7.50 - 7.749%   31.88|49 - 60 Mths   12.15|150           0.24|
|7.75 - 7.99%     5.41|61 - 72 Mths    7.28|180           0.02|
|8.00 - 8.49%    27.96|73 - 84 Mths    9.01|210+          0.21|
|8.50 - 8.99%    21.24|85 - 96 Mths    3.37|                  |
|9.00 - 9.49%     5.39|97 - 108 Mths   8.71|                  |
|9.50 - 9.99%     2.65|109 - 120 Mth   5.59|                  |
|10.00 - 10.49%   0.96|121 - 180 Mth   3.96|                  |
|10.5  - 10.99%   0.47|181 - 240 Mth   1.42|                  |
|11.00 - 11.49%   0.06|241 - 300 Mth   0.24|                  |
|11.50 - 11.99%   0.12|301 - 360 Mth   0.08|                  |
|*More*           0.18|                    |                  |
|_____________________|____________________|__________________|

_______________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|_________________________|____________|______________________|
|California          13.11|92335   0.32| Missing          7.71|
|Texas                9.81|20785   0.26| 0.01-70.00%      0.61|
|Florida              7.45|20747   0.26| 70.01-75.00%     0.69|
|New York             5.16|85037   0.26| 75.01-80.00%     1.00|
|Maryland             5.14|30058   0.24| 80.01-85.00%     1.54|
|Michigan             4.18|30088   0.22| 85.01-90.00%     3.88|
|Georgia              3.91|20772   0.22| 90.01-95.00%     6.42|
|New Jersey           3.72|92376   0.20| 95.01-97.00%     4.97|
|Virginia             3.69|11233   0.20| 97.01-100.00%   50.39|
|Ohio                 3.64|21206   0.20|100.01-103.00%   17.06|
|Illinois             3.58|48066   0.20|103.01-105.00%    1.96|
|Arizona              3.37|28314   0.19|105.01-110.00%    2.35|
|Pennsylvania         3.01|75115   0.18|110.01-115.00%    0.89|
|*More*              30.22|*More* 97.04|*More*            0.53|
|_________________________|____________|______________________|

 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|____________________________|_________________|
|FHA                    80.31|ARM          5.02|
|VA                     19.69|FIX         94.98|
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|____________________________|_________________|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|____________|____________|_________________________|
|  0     3.94|  0     2.69|ABN/ATLANTIC        22.14|
|  1     6.18|  1     0.01|COMMERCIAL FED       0.91|
|  2    19.41|  2     0.31|FLEET                0.61|
|  3    31.24|  3     2.08|WELLS FARGO         74.49|
|  4    26.32|  4     5.42|WILSHIRE             1.86|
|  5    10.18|  5    22.88|                         |
|  6     2.49|  6    32.34|                         |
|  7     0.13|  7    19.47|                         |
|  8     0.03|  8    10.73|                         |
|  9     0.06|  9     3.42|                         |
|            | 10     0.39|                         |
|            |*More*  0.27|                         |
|____________|____________|_________________________|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                          ALL FHA/VA LOANS
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.
____________________________________________________________________________________________________________________________________
Pg   Pool Classification                                    Loans Principal Balan   CurrWAC    NETWAC    St WAM    Am WAM    St Age
___________________________________________________________________________________________________________________________________
0001 Remic Eligible          , ARM                            150  $12,693,851.38     6.961     6.465    290.55    287.52     69.47
0002 Remic Eligible          , FIX                          3,109 $240,160,335.90     8.107     7.660    297.70    294.17     58.84
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                              3,259 $252,854,187.28
___________________________________________________________________________________________________________________________________

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              ALL FHA/VA LOANS
Remic                  Remic Eligible
  Armflag               ARM


 __________________________________________________________________________________________________________________________________
|Loans|Principal Balan|  CurrWAC|   NETWAC| Orig WAM|   St WAM|   Am WAM|   St Age|     OLTV|     FICO|   Margin| Max Rate|     MTR|
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|________|
|  150| $12,693,851.38|    6.961|    6.465|   360.00|   290.55|   287.52|    69.47|    98.31|   633.92|     2.56|    11.52|    6.23|
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|________|

___________________________________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |AM WAM                 |
|_____________________|_________________________|_____________________|_____________________|_______________________|
|4.00 - 5.999%    7.99|   $0.00-$ 25,000    0.17|301 - 360 Mths 100.00|181 - 240 Mths   0.62|181 - 240 Mths     3.85|
|6.00 - 6.249%    0.68|  $25,001-$ 50,000   4.05|                     |241 - 300 Mths  64.36|241 - 300 Mths    62.70|
|6.25 - 6.49%     6.00|  $50,001-$ 75,000  26.79|                     |301 - 360 Mths  35.01|301 - 360 Mths    33.46|
|6.50 - 6.99%    41.11|  $75,001-$100,000  25.31|                     |                     |                       |
|7.00 - 7.49%    17.32| $100,001-$120,000  15.53|                     |                     |                       |
|7.50 - 7.749%    5.72| $120,001-$140,000  16.12|                     |                     |                       |
|7.75 - 7.99%     9.36| $140,001-$160,000   9.27|                     |                     |                       |
|8.00 - 8.49%    11.83| $160,001-$180,000   1.26|                     |                     |                       |
|                     | $180,001-$200,000   1.50|                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|_____________________|_________________________|_____________________|_____________________|_______________________|

(TABLE CONTINUED)

 _____________________________________________________________
|Current Rate    |     Age                 |Delinquency       |
|________________|_________________________|__________________|
|4.00 - 5.999%   | 7.9913 - 24 Mths    0.93|  Cu         73.45|
|6.00 - 6.249%   | 0.6825 - 36 Mths   13.65| 30          21.47|
|6.25 - 6.49%    | 6.0037 - 48 Mths    4.05| 60           0.86|
|6.50 - 6.99%    |41.1149 - 60 Mths   19.21| 90           2.24|
|7.00 - 7.49%    |17.3261 - 72 Mths   19.02|120           1.59|
|7.50 - 7.749%   | 5.7273 - 84 Mths   12.71|210+          0.39|
|7.75 - 7.99%    | 9.3685 - 96 Mths    9.36|                  |
|8.00 - 8.49%    |11.8397 - 108 Mths  16.76|                  |
|                |     109 - 120 Mth   4.12|                  |
|                |     121 - 180 Mth   0.17|                  |
|                |                         |                  |
|                |                         |                  |
|                |                         |                  |
|                |                         |                  |
|                |                         |                  |
|                |                         |                  |
|________________|_________________________|__________________|




 _____________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|_________________________|____________|______________________|
|California          17.77|02150   1.50| Missing          0.58|
|Illinois             6.58|30064   1.41| 80.01-85.00%     1.55|
|Virginia             6.41|92064   1.26| 85.01-90.00%     4.30|
|Washington           4.87|98106   1.26| 90.01-95.00%     4.48|
|Arizona              4.53|93657   1.24| 95.01-97.00%    12.58|
|Florida              4.21|90242   1.22| 97.01-100.00%   61.19|
|North Carolina       4.10|60004   1.16|100.01-103.00%   14.96|
|Minnesota            3.75|90745   1.15|105.01-110.00%    0.37|
|Maryland             3.71|60101   1.14|                      |
|Colorado             3.49|27520   1.14|                      |
|Massachusetts        3.41|80239   1.12|                      |
|Georgia              3.13|46221   1.12|                      |
|Ohio                 2.66|95758   1.11|                      |
|*More*              31.37|*More* 84.18|                      |
|_________________________|____________|______________________|
 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|____________________________|_________________|
|FHA                    92.38|ARM        100.00|
|VA                      7.62|                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|____________________________|_________________|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|____________|____________|_________________________|
|  0     1.03|  3     1.16|ABN/ATLANTIC         1.36|
|  1     2.99|  4     3.20|COMMERCIAL FED       1.31|
|  2     4.96|  5     2.50|WELLS FARGO         92.37|
|  3    19.13|  6    17.11|WILSHIRE             4.97|
|  4    32.54|  7    31.58|                         |
|  5    30.73|  8    29.19|                         |
|  6     8.63|  9    15.26|                         |
|            |            |                         |
|            |            |                         |
|            |            |                         |
|            |            |                         |
|            |            |                         |
|____________|____________|_________________________|

Project:              ALL FHA/VA LOANS
Remic                  Remic Eligible
  Armflag               FIX


 __________________________________________________________________________________________________________________________________
|Loans|Principal Balan|  CurrWAC|   NETWAC| Orig WAM|   St WAM|   Am WAM|   St Age|     OLTV|     FICO|   Margin| Max Rate|     MTR|
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|________|
|3,109|$240,160,335.90|    8.107|    7.660|   353.01|   297.70|   294.17|    58.84|    98.13|   620.73|      .  |      .  |     .  |
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|________|

 ____________________________________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |AM WAM                 |
|_____________________|_________________________|_____________________|_____________________|_______________________|
|7.50 - 7.749%   33.26|   $0.00-$ 25,000    0.92|85 - 96 Mths     0.02|7 - 12 Mths      0.00|7 - 12 Mths        0.00|
|7.75 - 7.99%     5.21|  $25,001-$ 50,000   9.94|121 - 180 Mths   1.51|13 - 24 Mths     0.00|13 - 24 Mths       0.01|
|8.00 - 8.49%    28.81|  $50,001-$ 75,000  24.70|181 - 240 Mths   1.52|25 - 36 Mths     0.01|25 - 36 Mths       0.01|
|8.50 - 8.99%    22.37|  $75,001-$100,000  23.17|241 - 300 Mths   2.03|37 - 48 Mths     0.02|37 - 48 Mths       0.05|
|9.00 - 9.49%     5.67| $100,001-$120,000  16.21|301 - 360 Mths  94.92|49 - 60 Mths     0.09|49 - 60 Mths       0.12|
|9.50 - 9.99%     2.79| $120,001-$140,000  11.66|                     |61 - 72 Mths     0.29|61 - 72 Mths       0.35|
|10.00 - 10.49%   1.01| $140,001-$160,000   6.61|                     |73 - 84 Mths     0.35|73 - 84 Mths       0.33|
|10.5  - 10.99%   0.49| $160,001-$180,000   3.72|                     |85 - 96 Mths     0.22|85 - 96 Mths       0.18|
|11.00 - 11.49%   0.07| $180,001-$200,000   1.63|                     |97 - 108 Mths    0.14|97 - 108 Mths      0.21|
|11.50 - 11.99%   0.13| $200,001-$250,000   0.72|                     |109 - 120 Mths   0.35|109 - 120 Mths     0.26|
|12.00 - 12.49%   0.08| $250,001-$300,000   0.55|                     |121 - 180 Mths   2.02|121 - 180 Mths     2.24|
|12.50 - 12.99%   0.03| $350,001-$400,000   0.16|                     |181 - 240 Mths   5.37|181 - 240 Mths     6.93|
|13.00 - 13.49%   0.06|                         |                     |241 - 300 Mths  31.28|241 - 300 Mths    32.67|
|13.50 - 13.99%   0.02|                         |                     |301 - 360 Mths  59.86|301 - 360 Mths    56.63|
|15.50 - 15.99%   0.01|                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|_____________________|_________________________|_____________________|_____________________|_______________________|

(TABLE CONTINUED)

 _____________________________________________________________
|Current Rate         |Age                 |Delinquency       |
|_____________________|____________________|__________________|
|7.50 - 7.749%   33.26|1 - 6 Mths      0.09|  Cu         45.09|
|7.75 - 7.99%     5.21|7 - 12 Mths     2.37| 30          40.62|
|8.00 - 8.49%    28.81|13 - 24 Mths   16.56| 60           8.63|
|8.50 - 8.99%    22.37|25 - 36 Mths   18.57| 90           4.07|
|9.00 - 9.49%     5.67|37 - 48 Mths   12.16|120           1.11|
|9.50 - 9.99%     2.79|49 - 60 Mths   11.78|150           0.25|
|10.00 - 10.49%   1.01|61 - 72 Mths    6.66|180           0.02|
|10.5  - 10.99%   0.49|73 - 84 Mths    8.82|210+          0.20|
|11.00 - 11.49%   0.07|85 - 96 Mths    3.05|                  |
|11.50 - 11.99%   0.13|97 - 108 Mths   8.29|                  |
|12.00 - 12.49%   0.08|109 - 120 Mth   5.67|                  |
|12.50 - 12.99%   0.03|121 - 180 Mth   4.17|                  |
|13.00 - 13.49%   0.06|181 - 240 Mth   1.49|                  |
|13.50 - 13.99%   0.02|241 - 300 Mth   0.25|                  |
|15.50 - 15.99%   0.01|301 - 360 Mth   0.08|                  |
|                     |                    |                  |
|_____________________|____________________|__________________|


 _____________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|_________________________|____________|______________________|
|California          12.86|92335   0.31| Missing          8.09|
|Texas               10.24|20785   0.28| 0.01-70.00%      0.64|
|Florida              7.62|20747   0.27| 70.01-75.00%     0.73|
|New York             5.32|85037   0.27| 75.01-80.00%     1.05|
|Maryland             5.21|30058   0.25| 80.01-85.00%     1.54|
|Michigan             4.31|20772   0.24| 85.01-90.00%     3.86|
|Georgia              3.95|92376   0.22| 90.01-95.00%     6.52|
|New Jersey           3.83|11233   0.21| 95.01-97.00%     4.56|
|Ohio                 3.70|21206   0.21| 97.01-100.00%   49.82|
|Virginia             3.55|30088   0.20|100.01-103.00%   17.17|
|Illinois             3.43|28314   0.20|103.01-105.00%    2.06|
|Arizona              3.31|75115   0.19|105.01-110.00%    2.45|
|Pennsylvania         3.07|92345   0.19|110.01-115.00%    0.93|
|*More*              29.60|*More* 96.96|*More*            0.56|
|_________________________|____________|______________________|
 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|____________________________|_________________|
|FHA                    79.67|FIX        100.00|
|VA                     20.33|                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|____________________________|_________________|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|____________|____________|_________________________|
|  0     4.10|  0     2.84|ABN/ATLANTIC        23.23|
|  1     6.35|  1     0.01|COMMERCIAL FED       0.89|
|  2    20.18|  2     0.32|FLEET                0.64|
|  3    31.88|  3     2.13|WELLS FARGO         73.54|
|  4    26.00|  4     5.54|WILSHIRE             1.70|
|  5     9.10|  5    23.95|                         |
|  6     2.17|  6    33.14|                         |
|  7     0.14|  7    18.83|                         |
|  8     0.03|  8     9.76|                         |
|  9     0.07|  9     2.79|                         |
|            | 10     0.41|                         |
|            |*More*  0.28|                         |
|____________|____________|_________________________|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


                                                   ALL FHA/VA LOANS
                                               Portfolio Summary Report
                                           Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg     Pool Classification                              Loans     Principal Balan   CurrWAC    NETWAC    St WAM    Am WAM    St Age
___________________________________________________________________________________________________________________________________
0001   Remic Eligible          , ARM          ,  5        150     $ 12,693,851.38     6.961     6.465    290.55    287.52     69.47
0002   Remic Eligible          , FIX          ,  2      1,580     $134,121,120.10     7.686     7.241    304.40    301.39     52.08
0003   Remic Eligible          , FIX          ,  3      1,529     $106,039,215.80     8.639     8.191    289.23    285.03     67.40
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                          3,259     $252,854,187.28
___________________________________________________________________________________________________________________________________










Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada
in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in
Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures
Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet
Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


Project:              ALL FHA/VA LOANS
Remic:                  Remic Eligible
  Armflag                ARM
  Tranch4                 5

_______________________________________________________________________________________________________________________________
|Loans|Principal Balan| CurrWAC| NETWAC  | Orig WAM| St WAM  | Am WAM  | St Age  |  OLTV   | FICO   | Margin | Max Rate| MTR   |
|_____|_______________|________|_________|_________|_________|_________|_________|_________|________|________|_________|_______|
|  150| $12,693,851.38|   6.961|    6.465|   360.00|   290.55|   287.52|    69.47|  98.31  | 633.92 |   2.56 |    11.52|  6.23 |
|_____|_______________|________|_________|_________|_________|_________|_________|_________|________|________|_________|_______|

_____________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |
|_____________________|_________________________|_____________________|_____________________|
|4.00 - 5.999%    7.99|   $0.00-$ 25,000    0.17|301 - 360 Mths 100.00|181 - 240 Mths   0.62|
|6.00 - 6.249%    0.68|  $25,001-$ 50,000   4.05|                     |241 - 300 Mths  64.36|
|6.25 - 6.49%     6.00|  $50,001-$ 75,000  26.79|                     |301 - 360 Mths  35.01|
|6.50 - 6.99%    41.11|  $75,001-$100,000  25.31|                     |                     |
|7.00 - 7.49%    17.32| $100,001-$120,000  15.53|                     |                     |
|7.50 - 7.749%    5.72| $120,001-$140,000  16.12|                     |                     |
|7.75 - 7.99%     9.36| $140,001-$160,000   9.27|                     |                     |
|8.00 - 8.49%    11.83| $160,001-$180,000   1.26|                     |                     |
|                     | $180,001-$200,000   1.50|                     |                     |
|                     |                         |                     |                     |
---------------------------------------------------------------------------------------------

______________________________________________________________
|AM WAM                  |Age                 |Delinquency     |
|________________________|____________________|________________|
|181 - 240 Mths     3.85 |13 - 24 Mths    0.93|  Cu       73.45|
|241 - 300 Mths    62.70 |25 - 36 Mths   13.65|  30       21.47|
|301 - 360 Mths    33.46 |37 - 48 Mths    4.05|  60        0.86|
|                        |49 - 60 Mths   19.21|  90        2.24|
|                        |61 - 72 Mths   19.02| 120        1.59|
|                        |73 - 84 Mths   12.71| 210+       0.39|
|                        |85 - 96 Mths    9.36|                |
|                        |97 - 108 Mths  16.76|                |
|                        |109 - 120 Mth   4.12|                |
|                        |121 - 180 Mth   0.17|                |
--------------------------------------------------------------





 _____________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|_________________________|____________|______________________|
|California          17.77|02150   1.50| Missing          0.58|
|Illinois             6.58|30064   1.41| 80.01-85.00%     1.55|
|Virginia             6.41|92064   1.26| 85.01-90.00%     4.30|
|Washington           4.87|98106   1.26| 90.01-95.00%     4.48|
|Arizona              4.53|93657   1.24| 95.01-97.00%    12.58|
|Florida              4.21|90242   1.22| 97.01-100.00%   61.19|
|North Carolina       4.10|60004   1.16|100.01-103.00%   14.96|
|Minnesota            3.75|90745   1.15|105.01-110.00%    0.37|
|Maryland             3.71|60101   1.14|                      |
|Colorado             3.49|27520   1.14|                      |
|Massachusetts        3.41|80239   1.12|                      |
|Georgia              3.13|46221   1.12|                      |
|Ohio                 2.66|95758   1.11|                      |
|*More*              31.37|*More* 84.18|                      |
|_________________________|____________|______________________|
 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|____________________________|_________________|
|FHA                    92.38|ARM        100.00|
|VA                      7.62|                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|____________________________|_________________|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|____________|____________|_________________________|
|  0     1.03|  3     1.16|ABN/ATLANTIC         1.36|
|  1     2.99|  4     3.20|COMMERCIAL FED       1.31|
|  2     4.96|  5     2.50|WELLS FARGO         92.37|
|  3    19.13|  6    17.11|WILSHIRE             4.97|
|  4    32.54|  7    31.58|                         |
|  5    30.73|  8    29.19|                         |
|  6     8.63|  9    15.26|                         |
|            |            |                         |
|            |            |                         |
|____________|____________|_________________________|

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada
in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in
Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures
Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet
Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


Project:              ALL FHA/VA LOANS
Remic                  Remic Eligible
  Armflag               FIX
  Tranch4                2      :



__________________________________________________________________________________________________________________________________
|Loans|Principal Balan| CurrWAC | NETWAC  | Orig WAM| St WAM  | Am WAM  | St Age  | OLTV    | FICO    | Margin  | Max Rate| MTR   |
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_______|
|1,580|$134,121,120.10|    7.686|    7.241|   352.57|   304.40|   301.39|    52.08|    98.17| 622.34| |   -     |   -     |   -   |
|_____|_______________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_________|_______|

_____________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |
|_____________________|_________________________|_____________________|_____________________|
|7.50 - 7.749%   59.56|   $0.00-$ 25,000    0.36|121 - 180 Mths   1.65|25 - 36 Mths     0.01|
|7.75 - 7.99%     9.32|  $25,001-$ 50,000   6.81|181 - 240 Mths   1.30|49 - 60 Mths     0.02|
|8.00 - 8.49%    31.12|  $50,001-$ 75,000  22.45|241 - 300 Mths   2.41|61 - 72 Mths     0.34|
|                     |  $75,001-$100,000  23.74|301 - 360 Mths  94.65|73 - 84 Mths     0.30|
|                     | $100,001-$120,000  17.54|                     |85 - 96 Mths     0.04|
|                     | $120,001-$140,000  13.80|                     |97 - 108 Mths    0.14|
|                     | $140,001-$160,000   7.54|                     |109 - 120 Mths   0.34|
|                     | $160,001-$180,000   4.17|                     |121 - 180 Mths   0.64|
|                     | $180,001-$200,000   2.09|                     |181 - 240 Mths   1.80|
|                     | $200,001-$250,000   0.63|                     |241 - 300 Mths  28.74|
|                     | $250,001-$300,000   0.59|                     |301 - 360 Mths  67.63|
|                     | $350,001-$400,000   0.29|                     |                     |
|                     |                         |                     |                     |
|                     |                         |                     |                     |
|_____________________|_________________________|_____________________|_____________________|
 _______________________________________________________________
||AM WAM                |Age                 |Delinquency       |
|_______________________|____________________|__________________|
|25 - 36 Mths       0.01|1 - 6 Mths      0.11|  Cu         46.74|
|49 - 60 Mths       0.04|7 - 12 Mths     3.21| 30          40.90|
|61 - 72 Mths       0.36|13 - 24 Mths   22.00| 60           7.46|
|73 - 84 Mths       0.26|25 - 36 Mths    8.85| 90           3.50|
|85 - 96 Mths       0.04|37 - 48 Mths   18.90|120           0.94|
|97 - 108 Mths      0.27|49 - 60 Mths   16.03|150           0.11|
|109 -120 Mths     0.19|61 - 72 Mths     4.71|180           0.04|
|121 -180 Mths     0.78|73 - 84 Mths     7.66|210+          0.31|
|181 -240 Mths     3.22|85 - 96 Mths     2.15|                  |
|241 -300 Mths    30.94|97 - 108 Mths    9.49|                  |
|301 -360 Mths    63.88|109 - 120 Mth    6.14|                  |
|                      |121 - 180 Mth    0.67|                  |
|                      |181 - 240 Mth    0.04|                  |
|                      |301 - 360 Mth    0.03|                  |
_______________________|____________________|__________________|





 ______________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|_________________________|____________|______________________|
|California          12.94|20747   0.35| Missing          6.43|
|Texas                8.29|92376   0.34| 0.01-70.00%      0.68|
|Florida              6.42|99504   0.33| 70.01-75.00%     0.71|
|Maryland             5.87|33511   0.32| 75.01-80.00%     0.88|
|Georgia              4.48|90805   0.30| 80.01-85.00%     1.82|
|Virginia             4.39|85302   0.29| 85.01-90.00%     3.51|
|New Jersey           4.06|92345   0.29| 90.01-95.00%     6.08|
|New York             3.99|10035   0.29| 95.01-97.00%     5.09|
|Michigan             3.98|99654   0.28| 97.01-100.00%   50.02|
|Ohio                 3.84|95827   0.28|100.01-103.00%   18.67|
|Illinois             3.68|92335   0.28|103.01-105.00%    2.15|
|Arizona              3.57|20785   0.27|105.01-110.00%    2.58|
|Pennsylvania         3.52|85037   0.26|110.01-115.00%    1.11|
|*More*              30.96|*More* 96.14|*More*            0.27|
|_________________________|____________|______________________|
 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|____________________________|_________________|
|FHA                    77.57|FIX        100.00|
|VA                     22.43|                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|____________________________|_________________|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|____________|____________|_________________________|
|  0     5.16|  0     3.95|ABN/ATLANTIC        16.63|
|  1     5.68|  1     0.02|COMMERCIAL FED       1.04|
|  2    20.41|  2     0.35|FLEET                0.03|
|  3    30.75|  3     1.59|WELLS FARGO         81.19|
|  4    27.63|  4     4.95|WILSHIRE             1.11|
|  5     8.56|  5    26.03|                         |
|  6     1.65|  6    34.04|                         |
|  7     0.16|  7    18.19|                         |
|            |  8     8.28|                         |
|            |  9     2.25|                         |
|            | 10     0.16|                         |
|            |*More*  0.19|                         |
|____________|____________|_________________________|

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada
in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in
Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures
Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet
Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


Project:              ALL FHA/VA LOANS
Remic                  Remic Eligible
  Armflag               FIX
  Tranch4                3      :

__________________________________________________________________________________________________________________________________
|Loans|Principal Balan| CurrWAC | NETWAC  | Orig WAM| St WAM | Am WAM  | St Age  | OLTV    | FICO    | Margin  | Max Rate| MTR    |
|_____|_______________|_________|_________|_________|________|_________|_________|_________|_________|_________|_________|________|
|1,529|$106,039,215.80|    8.639|    8.191|   353.57|  289.23|   285.03|    67.40|    98.08| 617.90| |    _    |     _   |    _   |
|_____|_______________|_________|_________|_________|________|_________|_________|_________|_________|_________|_________|________|

____________________________________________________________________________________________
|Current Rate         |Current Balance          |St Orig Term         |St Rem Term          |
|_____________________|_________________________|_____________________|_____________________|
|8.00 - 8.49%    25.89|   $0.00-$ 25,000    1.63|85 - 96 Mths     0.05|7 - 12 Mths      0.01|
|8.50 - 8.99%    50.66|  $25,001-$ 50,000  13.89|121 - 180 Mths   1.33|13 - 24 Mths     0.01|
|9.00 - 9.49%    12.85|  $50,001-$ 75,000  27.54|181 - 240 Mths   1.81|25 - 36 Mths     0.02|
|9.50 - 9.99%     6.33|  $75,001-$100,000  22.45|241 - 300 Mths   1.55|37 - 48 Mths     0.06|
|10.00 - 10.49%   2.29| $100,001-$120,000  14.54|301 - 360 Mths  95.26|49 - 60 Mths     0.18|
|10.5  - 10.99%   1.11| $120,001-$140,000   8.96|                     |61 - 72 Mths     0.23|
|11.00 - 11.49%   0.15| $140,001-$160,000   5.45|                     |73 - 84 Mths     0.41|
|11.50 - 11.99%   0.29| $160,001-$180,000   3.16|                     |85 - 96 Mths     0.44|
|12.00 - 12.49%   0.18| $180,001-$200,000   1.05|                     |97 - 108 Mths    0.13|
|12.50 - 12.99%   0.06| $200,001-$250,000   0.82|                     |109 - 120 Mths   0.37|
|13.00 - 13.49%   0.13| $250,001-$300,000   0.50|                     |121 - 180 Mths   3.76|
|13.50 - 13.99%   0.04|                         |                     |181 - 240 Mths   9.88|
|15.50 - 15.99%   0.02|                         |                     |241 - 300 Mths  34.49|
|                     |                         |                     |301 - 360 Mths  50.02|
|                     |                         |                     |                     |
|_____________________|_________________________|_____________________|_____________________|


______________________________________________________________
|AM WAM                 |Age                 |Delinquency       |
|_______________________|____________________|__________________|
|7 - 12 Mths        0.01|1 - 6 Mths      0.06|  Cu         43.00|
|13 - 24 Mths       0.01|7 - 12 Mths     1.31| 30          40.26|
|25 - 36 Mths       0.02|13 - 24 Mths    9.67| 60          10.12|
|37 - 48 Mths       0.11|25 - 36 Mths   30.87| 90           4.78|
|49 - 60 Mths       0.21|37 - 48 Mths    3.62|120           1.34|
|61 - 72 Mths       0.34|49 - 60 Mths    6.41|150           0.44|
|73 - 84 Mths       0.42|61 - 72 Mths    9.13|210+          0.06|
|85 - 96 Mths       0.36|73 - 84 Mths   10.28|                  |
|97 - 108 Mths      0.13|85 - 96 Mths    4.20|                  |
|109 - 120 Mths     0.35|97 - 108 Mths   6.76|                  |
|121 - 180 Mths     4.10|109 - 120 Mth   5.06|                  |
|181 - 240 Mths    11.62|121 - 180 Mth   8.58|                  |
|241 - 300 Mths    34.85|181 - 240 Mth   3.32|                  |
|301 - 360 Mths    47.46|241 - 300 Mth   0.58|                  |
|                       |301 - 360 Mth   0.15|                  |
|_______________________|____________________|__________________|




 _____________________________________________________________
|Geography                |Zip         |Given Orig LTV        |
|_________________________|____________|______________________|
|California          12.77|92335   0.36| Missing         10.19|
|Texas               12.71|11434   0.35| 0.01-70.00%      0.59|
|Florida              9.13|75115   0.35| 70.01-75.00%     0.76|
|New York             6.99|90018   0.32| 75.01-80.00%     1.26|
|Michigan             4.73|32808   0.32| 80.01-85.00%     1.19|
|Maryland             4.38|28215   0.31| 85.01-90.00%     4.30|
|New Jersey           3.54|20735   0.30| 90.01-95.00%     7.09|
|Ohio                 3.52|48205   0.29| 95.01-97.00%     3.90|
|Georgia              3.29|20785   0.29| 97.01-100.00%   49.57|
|Illinois             3.10|21206   0.29|100.01-103.00%   15.28|
|Arizona              2.97|75217   0.28|103.01-105.00%    1.95|
|North Carolina       2.95|85037   0.28|105.01-110.00%    2.29|
|Indiana              2.78|48224   0.27|110.01-115.00%    0.70|
|*More*              27.14|*More* 96.00|*More*            0.93|
|_________________________|____________|______________________|
 ______________________________________________
|Loan Type                   |Fix vs Arm       |
|____________________________|_________________|
|FHA                    82.32|FIX        100.00|
|VA                     17.68|                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|                            |                 |
|____________________________|_________________|
 ___________________________________________________
|Diff 3      |Diff 6      |Servicer                 |
|____________|____________|_________________________|
|  0     2.75|  0     1.43|ABN/ATLANTIC        31.58|
|  1     7.21|  2     0.28|COMMERCIAL FED       0.70|
|  2    19.88|  3     2.81|FLEET                1.41|
|  3    33.30|  4     6.28|WELLS FARGO         63.87|
|  4    23.93|  5    21.33|WILSHIRE             2.44|
|  5     9.77|  6    32.02|                         |
|  6     2.82|  7    19.63|                         |
|  7     0.11|  8    11.63|                         |
|  8     0.08|  9     3.47|                         |
|  9     0.15| 10     0.73|                         |
|            | 11     0.21|                         |
|            |*More*  0.19|                         |
|____________|____________|_________________________|


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada
in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in
Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures
Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet
Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.